46th EEI Financial Conference
November 8, 2011
Presented by:
 Bob Rowe, President & CEO
 Brian Bird, Vice President, CFO & Treasurer

Outline
Who we are
 Financial update
 Investment opportunity
 outlook
 Conclusion
 Appendix
 - Financial statements
 - Regulatory update
 - Additional investment opportunity detail

Forward looking statements
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.
Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

Who we are
ð Our Vision: Enriching lives through a safe, sustainable
 energy future
ð Our Mission: Working together to deliver safe, reliable
 and innovative energy solutions
ð Our Values:
Safety
Excellence
Respect
Value
Integrity
Community
Environment

NorthWestern Energy
Delivering a Bright Future

Great wind profile

Montana
North Dakota
Minnesota
South Dakota
Wyoming
Nebraska
Iowa
Battle Creek
Coyote 1
Mill Creek
Colstrip Unit 4
Big Stone
Neal 4
Yellowstone National Park
Natural Gas
Electric
Electric Generating Plants
Natural Gas Reserves

Geographically positioned for success
ð Our service territory covers some of
 the best wind regimes in the nation
ð We have the opportunity to provide
 transmission services into two different
 markets (West and Midwest)
Low unemployment rates
ð A fully-regulated utility located in states
 with relatively stable economies with
 opportunity for system investment and
 grid expansion

We are a fully-regulated utility

NorthWestern Energy
Delivering a Bright Future

Energy Supply

Electric (MW)	MT	SD	Total
Base load coal	222	210	432
Other resources	150	106	256

Natural Gas (Bcf)	MT	SD	Total
Proven reserves	8.4	-	8.4
Annual production	0.55	-	1
Storage	18.0	-	18

Transmission

2010 Tx for Others	MT	SD	Total
Electric (GWh)	9,600	100	9,700
Natural Gas (Bcf)	18.3	-	18.3

System (miles)	MT	SD	Total
Electric	7,000	1,300	8,300
Natural gas	2,000	-	2,000

Distribution

Demand	MT	SD / NE (1)	Total
Daily MWs	730	171	901
Peak MWs	1,225	341	
Annual GWhs	6,400	1,500	7,900
Annual Bcf	20.0	11.4	31

Customers	MT	SD / NE	Total
Electric	337,600	60,800	398,400
Natural gas	181,300	85,300	266,600

System (miles)	MT	SD / NE	Total
Electric	17,200	2,000	19,200
Natural gas	4,900	2,320	7,220

Note: Statistics above are as of 12/31/2010, except SD peak MW as a new summer peak was set in 2011

(1) Nebraska is a natural gas only jurisdiction

NorthWestern Energy
Delivering a Bright Future

Gross Margin by Service
75% Electric
25% Natural Gas

Gross Margin by State
82% Montana
16% South Dakota
2% Nebraska

and 80% Montana and 20% South Dakota and Nebraska.

A multi-state electric & natural gas utility

The “80 / 20” rules of NorthWestern. We are approximately 80% electric / 20% natural gas
Note: Data above reflects full year 2010 results .

NorthWestern Energy

Delivering a Bright Future

Electric Customers
80% Residential
18% Commercial
2% Industrial & other
Load (MWh)
29% Residential
41% Commercial
30% Industrial & other

Natural Gas Customers
88% Residential
12% Commercial
0% Industrial & other
Load (Dkt)
59% Residential
40% Commercial
1% Industrial & other

Note: Data above reflects full year 2010 results.

Approximately 80% of our customers are residential and 20% commercial and industrial.

A diverse distribution customer base

NorthWestern Energy
Delivering a Bright Future

Residential Electric
(750 kwh)
$93.01 National Average
$80.19
$72.18
NWE MT
NWE SD
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0

Residential Natural Gas
(100 therms)
$97.90 National Average
$90.25
$87.27
$85.60
NWE MT
NWE SD
NWE NE
$110
$105
$100
$95
$90
$85
$80
$75
$70
$65
$60

Electric source: Edison Electric Institute Typical Bills and Average Rates Report, January 1, 2011. Monthly "bundled" costs for supply & delivery
Natural gas source: www.eia.doe.gov. - US Natural Gas Sector Report for average cost of gas sold as of January 1, 2011. as reported in June 2011

With competitive customer rates

Typical
Customer
bills

Outline
Who we are
 Financial update
 Investment opportunity
 outlook
 Conclusion
 Appendix
 - Financial statements
 - Regulatory update
 - Additional investment opportunity detail

A history of strong cash flows

NorthWestern Energy
Delivering a Bright Future

Components of Free Cash Flow
$300
$250
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
Millions
2005
2006
2007
2008
2009 (1)
2010
7.6% Maintenance Capex (2)

Resulting Free Cash Flow (3)
$70
$60
$50
$40
$30
$20
$10
$0
Millions
12.1% CAGR
2005
2006
2007
2008
2009
2010

FitchRatings

"NorthWestern is one of the few companies in Fitch's utility universe that is free cash flow positive, and internal cash flows are expected to fund a large percentage of NorthWestern's future growth capex projects."

Fitch Report on NorthWestern
April 14, 2011

(1) 2009 Cash Flow from Operations is adjusted to add back pension funding in excess of expense and Ammondson settlement paid.
(2) Utility maintenance capex only, excludes investment growth projects.
(3) Free Cash Flow = Cash from Operations less Maintenance Capex and Dividends

Positive earnings trend and Net Operating Losses expected to provide strong cash flows to fund future investment.

8.3% Cash From
 Operations
6.6% Dividend Growth
Compounded Annual
Growth Rate (CAGR)

NorthWestern Energy
Delivering a Bright Future

Pension Funded Status as of Year-End 2010
Size of bubble represents relative size of pension plan
100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
Westar Energy 58%
Empire District Electric 64%
PNM Resources 68%
MGE Energy 68%
IDACORP 70%
Avista 71%
ALLETE 73%
UniSource Energy 78%
Black Hills 78%
Vectren 80%
Portland General Electric 86%
NorthWestern Energy 89%

As a result of significant pension contributions over the past several years and solid market returns in 2009 & 2010, we are better positioned than our peers at December 31, 2010.

Solid pension funding

NorthWestern Energy’s Pension Assumptions
ð Target allocation 50% equity and 50% fixed
 income
ð Expected long-term rate of return of 7.25%
ð Discount rate of 5.00 - 5.25%

A strong credit profile

NorthWestern Energy
Delivering a Bright Future

Secured Credit Ratings
S&P
Moody's
Fitch
A/A2/A
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
Investment Grade
2005
2006
2007
2008
2009
2010
2011

Debt Maturity Schedule (2)
Millions
$300
$250
$200
$150
$100
$50
$0
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39

Significant improvement in our credit profile over the past several years resulting in a low to mid single A debt rating by all three major agencies. No significant maturities until after 2016.

(1) Total capitalization as of 9/30/11, excluding Basin Creek capital lease / PPA.
(2) Excludes outstanding 9/30/11 commercial paper balance of $113 million.

ð Long-term targeted total debt to capitalization
        of 50-55% with a current capitalization of
        54.9%(1)
ð Total liquidity of $210 million as of Oct 21, ’11
ð Refinanced nearly all debt in the last 2 years
 – Lowered average coupon on long-term
 debt by 1.2% and extended maturities
 – Amended and restated revolving credit
 facility extending term, increasing size
 and lowering costs.
A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

NorthWestern Energy
Delivering a Bright Future
2005 - 2011E*
Compounded Annual
Growth Rate (CAGR)
DIVIDEND 6.3%
EPS (Diluted) 5.4%
Dividend payout ratio
Earnins Per Share (EPS)
Dividend Payout Ratio
$2.50
$2.00
$1.50
$1.00
$0.50
$-
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Target Range
DIVIDEND
EPS (Diluted)
$1.00 $1.71
$1.24 $1.00
$1.28 $1.44
$1.32 $1.78
$1.34 $2.02
$1.36 $2.14
$1.44 $2.35
2005
2006
2007
2008
2009
2010
2011E*

* 2011 estimate assumes midpoint of updated and tightened guidance range of $2.30 - $2.40 and current annualized dividend of $1.44 per share.

A history of steady earnings and dividend growth.
Targeted dividend payout ratio 60 - 70% and currently a dividend yield of 4-5%

14

A history of earnings and dividend growth

NorthWestern Energy

Delivering a Bright Future

Fully Diluted Earnings Per Share
$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$1.71
$1.00
$1.44
$1.78
$2.02
$2.14
Updated Guidance Range $2.30 - $2.40
2005
2006
2007
2008
2009
2010
2011E
Compounded Annual Growth Rate (CAGR)
6 Year ('05 - '11E'): 5.4%
4 Year ('07 - '11E') : 13.0%

- A fourth quarter 2011 increase in retail volumes due to modest customer growth, as compared with the fourth quarter of 2010;
- Effective tax rate for 2011 to range between 13% - 16%;
- Normal weather in the Company's electric and natural gas service territories for the remainder of 2011; and
- Fully diluted average shares of 36.5 million

15

Reaffirming 2011 earning guidance
Reaffirming 2011 guidance range of $2.30-$2.40, which would result in 7-12% growth over 2010, based upon, but not limited to, the following major assumptions and expectations:
 • Gross margin will be positively impacted by approximately $6.0 million in the fourth quarter of 2011, as compared with the fourth quarter of 2010, due to the inclusion of DGGS in rates;
* CAGR is based on the midpoint of 2011 revised guidance range of $2.30-$2.40 per diluted share

Near-term earnings drivers

2012 expectations/assumptions:
ð Additional gross margin adding between $.20/share to $.25/share from 2011
          – Relates primarily to property tax tracker timing differences, SD rate increase, and non-weather customer growth
          – Also, assumes some increase in wholesale transmission revenues due to demand recovery and normal hydro conditions in 2012
ð Administrative expenses to decrease from 2011 by $.02/share to $.05/share
          – Company focus on cost containment
          – Absence of 3Q 2011 former employee dispute in 2012
ð Other income to increase from 2011 by $.05/share to $.10/share:
          – AFUDC on capital projects during 2012
ð Interest expense to decrease from 2011 by $.03/share to $.05/share:
          – Capitalized as AFUDC on capital projects during 2012
ð Operating expenses are expected to increase about $.10/share to $.15/share from 2011
          – Labor to increase about 3%
ð Property tax and other expenses are expected to remain about flat compared with 2011
ð Depreciation expense to increase about $.10/share from 2011
ð Income tax expense to increase about $.05/share to $.10/share from 2011
2013 expectations:
ð If approved, Spion Kop in commercial operation
ð Aberdeen South Dakota peaker in commercial operation
ð AFUDC or rider on South Dakota pollution control projects (Big Stone / Neal)
ð AFUDC on Colstrip 500 kV Upgrade
ð If Battle Creek successfully placed in rate base, likely pursuing additional natural gas reserves
ð Potential rate filings

Solid fully-regulated operations
"100 Most Trustworthy Companies" by Forbes
Constructive regulatory environment
Single A secured credit ratings
Positive earnings and ROE trend
Competitive total shareholder return
Strong cash flows to fund future investment

Well-positioned for future investment

Continued
investment in our
system to serve our
customers and
communities is
expected to provide
average earnings per
share growth
and dividend growth
of 4-6% annually.
That, coupled with
dividend yield of
4-5%, should provide
great results for
investors over the
foreseeable future.

Outline
Who we are
 Financial update
 Investment opportunity
 outlook
 Conclusion
 Appendix
 - Financial statements
 - Regulatory update
 - Additional investment opportunity detail

NorthWestern Energy
Delivering a Bright Future

- Distribution System Infrastructure Project (DSIP)

Additional investment opportunity details are available in the appendix.

19

Investment opportunity outlook
ð Energy Supply
 – Big Stone/Neal pollution control
 – South Dakota natural gas peaking generation
 – Montana Spion Kop Wind facility
 – South Dakota Titan Wind facility buyout
 – Other vertical integration opportunities in
 Montana
ð Transmission
 – Network upgrades and large generation
 interconnections
 – Colstrip 500kV upgrade
 – Mountain States Transmission Intertie (MSTI)
 – 230kV Renewable Collector System
 – South Dakota transmission opportunities
ð Distribution

NorthWestern Energy
Delivering a Bright Future

Demand vs Supply (Heavy & Light combined)
Monthly MWhs
700,000
600,000
500,000
400,000
300,000
200,000
100,000
Forecasted demand
All other contracted supply
PPL Contracts
Spion Kop (pending approval)
Owned resources
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Demand vs Supply (Light load only)
300,000
250,000
200,000
150,000
100,000
50,000
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16

We are currently evaluating build, acquisition, or other market alternatives to meet forecasted supply gap after PPL contracts expire (75MW in June of 2012 and 200 MWs in June 2014)

20

Montana base load opportunity
Our post PPL supply
opportunity is
approximately
200 GWh / month or
about 280 MWs of
capacity

Hard assets providing value

NorthWestern Energy
Delivering a Bright Future

PP&E correlation with Market Value
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$millions
Gross PP&E
Net PP&E
Enterprise Value
Market Cap
2005
2006
2007
2008
2009
2010
Sept '11

We believe our continued investment in our system to provide an even more safe and reliable service to our customers also provides additional value for our shareholders.

21

2005-07 valuation affected by pending and
ultimately terminated acquisition

Maintenance capex vs. depreciation
$150
$100
$50
$0
($50)
($100)
($150)
($millions)
2005
2006
2007
2008
2009
2010
Maintenance capex
Depreciation
Cumulative Maintenance capex in excess of depreciation

Over the last six years we have invested approximately $610 million in maintenance capex, or $110 million in excess of depreciation.

Growing investment in our existing system

NorthWestern Energy
Delivering a Bright Future

Consolidated Rate Base Investment Potential

Millions
$2,000
$1,500
$1,000
$500
$-
6.9% CAGR
15.0% CAGR
Battle Creek
Colstrip Unit 4
Natural Gas DSIP
DGGS
Spion Kop
SD Peaking Facility
Electric DSIP
Transmission projects
Big Stone / Neal pollution control
Ongoing maintenance capex in excess of depreciation
2005
2006
2007
2008
2009
2010
2011E
2012E
Natural Gas
Electric

Significant reinvestment into our existing system and investment growth opportunities, which improve reliability and stabilize rates for our customers, are estimated to nearly double our 2005 rate base.

23

Great investment growth opportunities

NorthWestern Energy

Delivering a Bright Future

Project	Rating	Capital Opportunity ($millions) Low		High	Jurisdiction
Big Stone pollution control equipment	High	$130	to	$150	SDPUC
Neal pollution control equipment	High	$15	to	$25	SDPUC
South Dakota peaking generator (60 MW)	High	$65	to	$75	SDPUC
Spion Kop - Montana renewable generation (40 MW)	High to Medium	$86	to	$86	MPSC
South Dakota renewable generation (25 MW)	High to Medium	$30	to	$50	SDPUC
Incremental natural gas reserves	High to Medium	$100	to	$200	MPSC
Colstrip 500 kV Upgrade	High to Medium	$40	to	$75	FERC
MSTI (assumes 50% ownership)	Medium to Low	$450	to	$550	FERC
First 230 kV Renewable Collector	Medium to Low	$200	to	$250	FERC
So. Dakota Transmission (assumes 50% ownership)	Medium to Low	$150	to	$250	FERC
Distribution System Integrity Program (DSIP)	High	$250	to	$300	MPSC
		$1,516	**to**	**$2,011**

Investment project summary

Several opportunities exist to further increase and diversify earnings as compared to our approximately $1.8 billion of rate base today. Additional Montana base load opportunities are currently being evaluated and may be incorporated at the appropriate time.
Note: Color / label indicate NorthWestern Energy's current probability of execution and timing of expenditures.

NorthWestern Energy
Delivering a Bright Future

Distribution
43%
Energy Supply
35%
Transmission & Transportation
22%

2010 business mix

DSIP - Electric
Big Stone Pollution Control
Neal Pollution Control
So. Dakota Peaker
Spion Kop
So. Dakota Wind
Natural gas reserves
500 kV Upgrade
MSTI (50%)
230 kV Collector
So. Dakota Transmission (50%)
DSIP - Natural gas

Distribution
29%
Energy Supply
32%
Transmission & Transportation
39%

2010 pro forma for investment opportunities

	Percent of spend @ midpoint	Capital opportunity ($millions) Low	High
High	29%	$460	$550
High to Medium	19%	$256	$411
Medium to Low	52%	$800	$1,050
Total	100%	$1,516	$2,011

Current investment opportunities could provide a nice "rebalance" to our business mix. The pro forma illustration above is not probability weighted.

25

Another way to slice the pie
(at midpoint of range)

Outline
Who we are
 Financial update
 Investment opportunity
 outlook
 Conclusion
 Appendix
 - Financial statements
 - Regulatory update
 - Additional investment opportunity detail

Conclusion

NorthWestern Energy
Delivering a Bright Future

- ***Fully-regulated utility***
- ***Financially sound***
- ***Strong cash flows***
- ***Attractive dividend***
- ***Realistic investment opportunities to invest Free Cash Flow***

NorthWestern Energy
Delivering a Bright Future

Distribution
Transmission
Energy Supply

NorthWestern, the 2nd happiest place on Earth

QUESTIONS
Thank You

Outline
Who we are
 Financial update
 Investment opportunity
 outlook
 Conclusion
 Appendix
 - Financial statements
 - Regulatory update
 - Additional investment opportunity detail

NorthWestern Energy
Delivering a Bright Future

(in thousands)

	Nine Months Ended September 30,		
	2011	**2010**	**Variance**
Operating Revenues	$ 834,107	$ 819,050	$ 15,057
Cost of Sales	370,523	390,685	(20,162)
Gross Margin	**463,584**	**428,365**	**35,219**
Operating Expenses			
Operating, general & administrative	203,254	173,871	29,383
Property and other taxes	68,551	68,487	64
Depreciation	75,562	68,697	6,865
Total Operating Expenses	**347,367**	**311,055**	**36,312**
Operating Income	**116,217**	**117,310**	**(1,093)**
Interest Expense	(50,737)	(49,413)	(1,324)
Other Income	2,257	4,921	(2,664)
Income Before Taxes	**67,737**	**72,818**	**(5,081)**
Income Taxes	(9,297)	(18,030)	8,733
Net Income	**$ 58,440**	**$ 54,788**	**$ 3,652**
Average Common Share Outstanding	36,254	36,181	73
Basic Earnings Per Average Common Share	$ 1.61	$ 1.51	$ 0.10
Diluted Earnings Per Average Common Share	$ 1.60	$ 1.51	$ 0.09

Consolidated statement of income

NorthWestern Energy
Delivering a Bright Future

(in thousands)	Nine Months Ended September 30, 2011	2010
Net Income	$ 58,440	$ 54,788
Depreciation	75,562	68,697
Amort. of debt issue costs, discount, deferred hedge gain and restricted stock	2,563	2,692
Equity portion of allowance for funds used during construction	(960)	(4,597)
Loss on sale of assets	850	716
Deferred income taxes	31,310	31,213
Changes in current assets and liabilities	46,550	24,927
Other noncurrent assets and liabilities	(3,810)	9,874
Cash provided by continuing operating activities	210,505	188,310
PP&E additions	(124,484)	(178,147)
Proceeds from sale of assets	209	69
Cash used in continuing investing activities	(124,275)	(178,078)
Dividends on common stock	(38,930)	(36,728)
Issuance of long-term borrowings, net	-	225,000
Issuance of short-term borrowings, net	112,993	-
Repayment of long term debt	(6,586)	(231,141)
Line of credit borrowings	80,000	554,000
Line of credit repayments	(233,000)	(511,000)
Treasury stock activity	169	(127)
Financing costs	(1,116)	(8,019)
Cash used in continuing financing activities	(86,470)	(8,015)
Increase in Cash and Cash Equivalents	(240)	2,217
Beginning Cash	6,234	4,344
Ending Cash	$ 5,994	$ 6,561

32

Consolidated statement of cash flows

NorthWestern Energy
Delivering a Bright Future

(in thousands)	September 30, 2011		December 31, 2010	
Cash		5,994		6,234
Restricted cash		11,674		12,862
Accounts receivable, net		107,112		143,304
Inventories		72,047		50,701
Other current assets		72,187		89,953
Goodwill		355,128		355,128
PP&E and ther non-current assets		2,437,682		2,379,487
Total Assets	$	**3,061,824**	$	**3,037,669**
Payables		59,117		75,042
Current maturities of long-term debt & capital leases		5,140		7,854
Short-term borrowings		112,993		
Other current liabilities		249,263		221,073
Long-term debt & capital leases		938,305		1,096,068
Other non-current liabilities		858,797		817,285
Shareholders' equity		838,209		820,347
Total Liabilities and Equity	$	**3,061,824**	$	**3,037,669**
Capitalization:				
Current maturities of long-term debt & capital leases		5,140		7,854
Short Term borrowings		112,993		-
Long Term Debt & Capital Leases		938,305		1,096,068
Less: Basin Creek Capital Lease		(34,609)		(35,545)
Shareholders' Equity		838,209		820,347
Total Capitalization	$	**1,860,038**	$	**1,888,724**
Ratio of Debt to Capitalization		54.9%		56.6%

33

Consolidated balance sheet

NorthWestern Energy

Delivering a Bright Future

	Three Months Ended			Nine Months Ended		
($millions, except EPS)	Pre-tax Income	Net Income[1]	EPS Diluted	Pre-tax Income	Net Income[1]	EPS Diluted
2010 reported	**$19.1**	**$14.4**	**$0.40**	**$72.8**	**$54.8**	**$1.51**
DGGS interim rates	6.8	4.2	0.12	20.8	12.8	0.35
Electric retail volumes	2.9	1.8	0.05	6.6	4.1	0.11
Expiration of a power sales agreement	1.5	0.9	0.02	4.5	2.8	0.08
Natural gas retail volumes	(0.3)	(0.2)	(0.01)	4.1	2.5	0.07
Montana electric rate increase	-	-	-	3.4	2.1	0.06
Gas production	0.2	0.1	-	1.7	1.0	0.03
Property and other taxes	(2.1)	(1.3)	(0.04)	-	-	-
South Dakota wholesale electric	-	-	-	(0.8)	(0.5)	(0.01)
Montana natural gas rate decrease	(0.2)	(0.1)	-	(0.7)	(0.4)	(0.01)
Settlement received during 2010	-	-	-	(1.0)	(0.6)	(0.02)
Pension	-	-	-	(1.0)	(0.6)	(0.02)
Interest expense	(0.4)	(0.2)	(0.01)	(1.3)	(0.8)	(0.02)
Transmission capacity	(1.0)	(0.6)	(0.02)	(2.6)	(1.6)	(0.04)
Plant operator costs	(0.9)	(0.6)	(0.02)	(2.4)	(1.5)	(0.04)
Other income	(2.0)	(1.2)	(0.03)	(2.7)	(1.6)	(0.04)
Montana property tax tracker	0.2	0.1	-	(3.3)	(2.0)	(0.05)
DGGS operating costs	(1.2)	(0.7)	(0.02)	(3.3)	(2.0)	(0.05)
Labor	0.6	0.4	0.01	(4.9)	(3.0)	(0.08)
Operating and maintenance	(0.4)	(0.2)	(0.01)	(5.7)	(3.5)	(0.10)
Depreciation	(2.4)	(1.4)	(0.04)	(6.9)	(4.2)	(0.12)
Self insurance reserves	(5.2)	(3.2)	(0.09)	(9.3)	(5.7)	(0.16)
Items related to income tax						
Flow-through repairs deduction		0.9	0.02		1.8	0.05
Flow-through of state bonus depreciation deduction		1.2	0.03		4.5	0.12
Recognition of state NOL benefit / valuation allowance release		-	-		0.2	0.01
All other, net	0.2	0.6	$0.05	(0.3)	(0.2)	(0.03)
Subtotal			**0.01**			**0.09**
2011 reported	**$15.5**	**$14.9**	**$0.41**	**$67.7**	**$58.4**	**$1.60**

1.) Income Tax Benefit (Expense) calculation on reconciling items assumes normal effective tax rate of 38.5%.

34

Earnings reconciliation

NorthWestern Energy

Delivering a Bright Future

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2011	2010	2011	2010
	(in thousands)			
Income Before Income Taxes	$ 15,530	$ 19,108	$ 67,737	$ 72,818
Income tax calculated at 35% Federal statutory rate	(5,435)	(6,687)	(23,707)	(25,485)
Permanent or flow through adjustments				
Flow-through repairs deductions	3,243	2,341	8,745	6,902
Flow-through of state bonus depreciation deduction	1,170	-	4,452	-
Recognition of state NOL benefit valuation allowance release	-	-	2,402	2,178
State income tax & other, net	387	(383)	(1,189)	(1,625)
	$ 4,800	$ 1,958	$ 14,410	$ 7,455
Income tax expense	$ (635)	$ (4,729)	$ (9,297)	$ (18,030)
Effective Tax Rate	-4.1%	-24.7%	-13.7%	-24.8%

	2011 Guidance Range		
	Low		High
GAAP EPS	$ 2.35	to	$ 2.45
Favorable weather		(0.08)	
NOL valuation allowance release		(0.07)	
Former employee dispute		0.05	
Hydro conditions affecting transmission		0.05	
		$ (0.05)	
Adjusted (ongoing) EPS	$ 2.30	to	$ 2.40

Other miscellaneous earnings items

NorthWestern Energy
Delivering a Bright Future

Dave Gates Generating Station at Mill Creek

	MPSC *(D2008.8.95)*		***FERC*** *(ER10-1138)*	
	- Compliance filing requesting:		*- Supplemental filing requesting:*	
Revenue:	*$34M 1st year ($38.5M 2nd) rev. requirement*		*$9.9 million first year revenue requirement*	
	Interim rates effective 1/1/11, subject to refund		*Interim rates effective 1/1/11, subject to refund*	
Structure:	*10.25% ROE, 6.07% debt, and 50.0% equity*		*10.25% ROE, 6.07% debt, and 50.0% equity*	
Rate Base:	*$183.8 million (80%, or $147.0 million MPSC)*		*$183.8 million (20%, or $36.8 million FERC)*	
Next Steps:		*Timing*		*Timing*
	- Hearing...	*11/9/2011*	*- Hearing...*	*1/23/2012*
	- Decision expected..........................	*Q1 2012*	*- Initial decision expected..............*	*5/4/2012*

Spion Kop Wind Generation

	MPSC *(D2011.5.41)*		***FERC*** *(EC11-88)*	
	- May '11 pre-approval application requesting:		*- June '11 application for acquisition:*	
Revenue:	*$7.0 million first year revenue requirement*		*No FERC jurisdictional revenue requested*	
Structure:	*10.25% ROE, 5.00% debt, and 48.0% equity*		*N/A*	
Rate Base:	*$85.8 million*		*N/A*	
Next Steps:		*Timing*		*Timing*
	- Hearing...	*12/14/2011*	*- Complete, approval received*	*7/29/2011*
	- Decision expected..........................	*Q1 2012*

Energy supply regulatory update

Please refer to our recent and forthcoming public filings with the SEC and press releases for additional detail regarding our regulatory activities.

NorthWestern Energy
Delivering a Bright Future

***Battle Creek natural gas reserves** (MPSC docket# TBD)*

- Anticipate filing to include approximately 8.4 Bcf of proven reserves into regulated rate base requesting:

Revenue : To Be Determined

Structure: To Be Determined

Rate Base: $12.4 million ($11.4 million in first acquisition and $1.0 million in second)

Next Steps:	*<u>Timing</u>*
- Filing to include in regulated rate base.....	*Q1 2012*
- Decision expected	*270 Days*

Big Stone environmental controls

- The EPA has stated their intention to publish the proposed State Implementation Plan (SIP) in the Federal Register and approve final plan.

Revenue : To Be Determined

Structure: To Be Determined

Rate Base: To Be Determined (NWE share estimated between $130 - 150 million)

Next Steps:	*<u>Timing</u>*
- Minnesota Advanced Determination of Prudency (ADP) hearing held 9/14 - 9/15/11, decision expected......	*Dec 2011*
- North Dakota ADP hearing scheduled for 11/29 - 11/30/11, decision expected.....	*Dec 2011*
- EPA to publish proposed SIP in the Federal register on 9/29/11 and final plan approval expected	*3/29/2012*

Energy supply regulatory update (cont.)

Please refer to our recent and forthcoming public filings with the SEC and press releases for additional detail regarding our regulatory activities.

Mountain States Transmission Intertie, or MSTI *(FERC EL09-30)*

- January 2009, NorthWestern filed a petition for negotiated rate authority. June 2009 FERC denied the request instead suggesting a cost-of-service rate design would be more appropriate for the project.

Revenue : To Be Determined
Structure: To Be Determined
Rate Base: To Be Determined
Next Steps:

	Timing
- MT Supreme court reversal of lower court ruling (Jefferson Co. / MT Dept. of Env. Quality lawsuit)…	*10/27/2011*
- Re-establish open season process……	*TBD*

230kV Renewable Energy Collector *(FERC EL09-29)*

- January 2009 filed a petition for a waiver of several Open Access Transmission Tariff (OATT) provisions. June 2009 FERC denied the request instead suggesting the OATT waivers weren't necessary as the Large Generator Interconnection Procedures (LGIP), which are an attachment to NorthWestern's OATT, are more applicable to the interconnection service the collector system would provide.

Revenue : To Be Determined
Structure: To Be Determined
Rate Base: To Be Determined
Next Steps:

	Timing
- Re-establish open season process……	*TBD*

Transmission regulatory update

Delivery services regulatory update

NorthWestern Energy
Delivering a Bright Future

Montana electric and natural gas general rate filing *(MPSC D2009.9.129)*

- June 2011 received approval through settlement for:

Revenue: $6.0 million annual net increase. ($7.0 million electric increase less $1.0 million natural gas decrease).

Structure: ROE of 10.25%, 5.76% cost of debt, and 48.0% equity capital structure (7.92% ROR)

Rate Base: $889.3 million ($632.5 million electric and $256.8 natural gas)

Next Steps: Completed

Montana Distribution System Infrastructure Plan, or DSIP *(MPSC D2011.1.7)*

- March 2011 received approval from the MPSC for an accounting order to defer $17 million of certain proactive maintenance expenses incurred in 2011 and 2012. These expenses will be amortized off over a 5-year period beginning 2013.

($millions)	Phase-in period 2011	2012	2013-17	Total
Expense	7.25	9.68	71.97	88.90
Capital	15.45	18.20	253.23	286.88
	$ 22.70	$ 27.88	$ 325.20	$ 375.78

Next Steps: *Timing*

- Provided MPSC with an informational technical plan.................. 10/31/2011

- Annual or biennial general rate cases to include recovery of DSIP related costs and investment.................. ongoing

South Dakota natural gas general rate filing *(SDPUC NG11-003):*

- May 2011 filed request for:

Revenue: Revenue: $4.1 million annual increase. $2.7 million relates to cost of service and would benefit earnings, $1.4M related to recovery of present and future environmental remediation costs and will not benefit earnings.

Structure: ROE of 10.9%, 5.87% cost of debt, and 56.1% equity capital structure (8.68% ROR)

Rate Base: $67.5 million

Next Steps: *Timing*

- Participated in a public hearing to address comments, concerns and questions 10/17/2011

- Awaiting the establishment of a procedural schedule.................. TBD

NorthWestern Energy
Delivering a Bright Future

Montana Public Service Commission

Commissioners are elected in statewide elections from each of five districts. Chairperson is elected by fellow Commissioners. Commissioner term is 4 years, Chairperson term is 2 years.

Name	Party	Began Serving	Term Ends
Bill Gallagher	R	Jan-11	Jan-15
Gail Gutsche	D	Jan-09	Jan-13
Travis Kavulla (Chairman)	R	Jan-11	Jan-15
Brad Molnar	R	Jan-05	Jan-13
John Vincent	D	Jan-09	Jan-13

Nebraska Public Service Commission

Commissioners are elected in statewide elections. Chairperson is elected by fellow Commissioners. Commissioner term is 6 years, Chairperson term is 1 year.

Name	Party	Began Serving	Term Ends
Anne Boyle	D	Jan-97	Jan-15
Rod Johnson	R	Jan-93	Jan-17
Frank Landis Jr.	R	Jan-89	Jan-13
Tim Schram (Chairman)	R	Jan-07	Jan-13
Gerald Vap	R	Aug-01	Jan-17

South Dakota Public Utilities Commission

Commissioners are elected in statewide elections. Chairperson is elected by fellow Commissioners. Commissioner term is 6 years, Chairperson term is 1 year.

Name	Party	Began Serving	Term Ends
Kristie Fiegen	R	Aug-11	Jan-13
Gary Hanson (Chairman)	R	Jan-03	Jan-15
Chris Nelson	R	Jan-11	Jan-17

Our Commissioners

South Dakota pollution control equipment
• Big Stone: 23.4% joint owner in an estimated $500 million project to install SOx (scrubbers), NOx (SCR) and particulate matter (bag house) emission control technology on a jointly owned 454 MW power plant. We have 5 years from the Environmental Protection Agency’s
(EPA) approval of the South Dakota Department of Environmental and Natural Resources (DENR) State Implementation Plan (SIP) to
have the Best Available Retrofit Technology (BART) installed. The SIP was filed in January 2011 and revised in September 2011.  We are unable to predict the EPA’s timing or ultimate approval. A de minimis amount of spend has been incurred in 2011 with the bulk of our
$130-150 million share (including AFUDC and overheads) to be spent over the next 5 years. Estimated completion date mid 2016.
• Neal 4: 8.7% joint owner in a $270 million project to install a scrubber, bag house, SNCR and activated carbonated injection system on our jointly owned 655 MW facility. A negligible portion of the spend has been incurred in 2011 with the remainder of our $20-25 million share (including AFUDC and overheads) to be spent over the next 3 years. Estimated completion date of late 2014.
• We expect to seek recovery for these two environmental projects above through a specific environmental rider mechanism made available through South Dakota State Statute in conjunction with a potential electric rate filing.
South Dakota natural gas peaking generation
• Approximately $65 million investment to build a 60MW natural gas peaking facility in Aberdeen, South Dakota. The peaker will provide greater reliability and much needed capacity to our South Dakota system. South Dakota hit a new peak of 341MW in the summer of 2011 as compared to the previous peak of 315MW in 2007. Construction began in 2011 and the unit is expected to be in-
service by December 1, 2012. We anticipate seeking recovery for this investment through a general electric rate filing after completion.
Montana Spion Kop Wind facility
• Approximately $86 million investment, pending regulatory pre-approval, to purchase a 40MW wind facility in Judith Basin County,
Montana. A decision on regulatory pre-approval is anticipated by April 1, 2012. If the decision is favorable, construction would begin, with the facility’s energy and renewable energy credits flowing into our electric supply portfolio by year-end 2012.
South Dakota Titan Wind facility buy out
• In December 2008, we entered into a 20-year power purchase agreement for 25 MWs of electric supply from the Titan I Wind Project in
Hand County, South Dakota. Under this agreement, at the end of the fourth and fifth contract year we have an option to purchase the project.
Montana opportunities to vertically integrate other electric and natural gas assets
• With the passing of HB25 in 2007 and HB294 in 2009 allowing NorthWestern to again own rate based electric generation and natural gas reserves, we continue to look for opportunities beyond Battle Creek to add reasonably priced base load and other supply resources that will provide future price stability for our customers.

Environmental compliance impact

NorthWestern Energy
Delivering a Bright Future

Plant / Unit	Fuel	Capacity (MWs)	Ownership Share (MW)	NAAQS PM 2.5	NAAQS Ozone	NAAQS S02	NAAQs NOx	Clean Air / Tx Rule	Regional Haze / BART	Utility MACT	316 (b)	CCR	Effluent Guidelines	RICE
Joint Owned Facilities (1)														
Colstrip 3 & 4	Coal	1480	222	0*	0*	0*	0*	NA	c*	c*	0*	c*	NA	NA
Big Stone	Coal	475	111	0*	0*	0*	0*	NA	M**	s*	0*	m*	NA	NA
Neal # 4	Coal	640	56	0*	0*	M**	0*	M**	M**	M**	s**	m*	m*	NA
Coyote I	Coal	427	42.7	0*	0*	0*	0*	NA	s**	s*	0*	m*	0*	NA
Wholly Owned Facilities														
Dave Gates Generating Station	Nat. Gas	150	150	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	NA
Aberdeen	Fuel Oil	28.8	28.8	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	NA
Huron Units 1 & 2	Nat. Gas	58	58	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	NA
Reciprocating Engine Generators, SD	Fuel Oil	var. < 10	var. < 10	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	UE
Reciprocating Engine Generators, YNP	Fuel Oil	var. < 10	var. < 10	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	UE

UE - Currently under evaluation
NA - Does not apply to facility
0 - Compliance Required, no impact expected $0
m - Compliance Required, minimal impact expected < $1M
s - Compliance Required, some impact expected $1M-10M
c - Compliance Required, considerable impact expected +$10M - $75M
M - Compliance Required, Major impact expected +$75M

Same Project at Neal provides for compliance across indicated rules
Scope of Project includes installation of Dry Scrubber, Baghouse, SNCR and ACI

* - estimated impact
** - identified budgeted impact

(1) Note: Impact estimates ($'s) are for entire facility, not just NWE's share

Transmission investment outlook

MATL
MONTANA
IDAHO
Collector System
Colstrip Upgrade
LEGEND
MSTI
SWIP

Colstrip 500kV Upgrade
• A proposed $125 million project to add 500-700 MW’s of
capacity to our existing 500 kV lines running from Colstrip
generation facility to Mid-Columbia area in Oregon by
adding series compensation and a new substation near
Townsend, Montana. It is currently estimated that our
portion of the upgrade project will be $40-75 million
dependent upon participation by Bonneville Power
Administration and the four other Pacific Northwestern
Utilities that are partners in the line. The upgrade
could be completed as early as the end of 2013.
Mountain States Transmission Intertie (MSTI)
• A proposed 500 kV, 1,500 megawatt transmission line
to deliver electricity from Montana to customers in the
Western United States.  The intent of the roughly $1 billion,
400+ mile project is to address the need for new electric
transmission service from states like Montana with vast
renewable generating potential to other Western states
in need of the renewable energy credits. They system
would also bolster the western power grid in general. Uncertainty surrounding Federal renewable standards and the general economic environment has slowed, but not stopped, spending and work on the project until we have more clarity. We continue to evaluate options for a strategic partner in this project. Assuming all permits / regulatory approvals are received and sufficient demand, current estimates suggest a late 2016 in-service date.
230kV Renewable Collector System
• A proposed 230kV collector system project remains in the planning stage. Based on the current interconnection and transmission service queues, we believe that demand exists for the development of five generator lead lines that would ultimately deliver power to our MSTI line discussed above. The project would seek to use existing transmission right-of-ways where economical. The first of the lines is estimated to require $200-250 million investment with in-service timing dependent upon MSTI progress and demand.

Transmission investment outlook (cont)

NorthWestern Energy
Delivering a Bright Future

South Dakota Transmission Opportunities

- *Potential opportunities exist to partner with wind developers and transmission providers in other states to add capacity, improve reliability and move energy to eastern markets from wind zones in South Dakota. Recent authority granted to MISO allows the allocation of costs for Multi-Value Projects (MVP) across the entire MISO footprint, making these projects more attractive. We are currently evaluating*

Proposed Multi Value Project Portfolio
Ellendale
Wind Zones
6
Webster
Aberdeen
1
Redfield
Harrold
Huron
Chamberlain
Mitchell
Sioux Falls
Yankton

- *With over 1,400 MW's of signed generation interconnection agreements and over 2,000 MW's of additional interconnection requests in our Montana queue, additional work is planned annually to prepare our system for the added capacity. Large Generation Interconnection Agreements (LGIA) require the generator, or cost causer, to initially pay for the cost of the network upgrade, and NorthWestern to refund the payments over the following five-year period. A great, relatively low risk, growth opportunity for our company.*

Network Upgrades and Large Generation Interconnections
the cost of joining MISO as compared to the opportunities and other benefits that membership may provide. Investment
opportunities are currently estimated to be between
$300-500 million. The map below is from a
September 2011 MVP Business Case Workshop
and expanded to show the overlay of
our South Dakota transmission
system relative to these
MVP projects.

NorthWestern Energy
Delivering a Bright Future

Distribution investment outlook

($millions)	Phase-in to Recommended Plan				Estimated Cost w/inflation			
	2011		2012		2013 - 2017		2011 - 2017 Total	
	Incremental		Incremental		Incremental		Incremental	
	CAPEX	O&M	CAPEX	O&M	CAPEX	O&M	CAPEX	O&M
Electric Utility Total	9.1	2.7	12.2	4.7	213.1	48.9	$234.4	$56.2
Natural Gas Utility Total	6.4	1.2	6.0	1.3	40.2	14.3	$52.5	$16.8
Other Total	-	3.4	-	3.7	-	8.8	$0.0	$15.9
Project Total	$15.5	$7.3	$18.2	$9.7	$253.2	$72.0	$286.9	$88.9

45

Distribution System Integrity Program (DSIP)
Distribution System Integrity Program (DSIP)
The Project will address the emerging issue of our aging infrastructure and prepare our natural gas and electric distribution systems for the next generation of technology.
The Project will address the emerging issue of our aging infrastructure and prepare our natural gas and electric distribution systems for the next generation of technology.
For the electric distribution system, the Program’s goals are:
For the electric distribution system, the Program’s goals are:
• Arrest and reverse the trend of aging infrastructure;
• Arrest and reverse the trend of aging infrastructure;
• Build appropriate margin (capacity) back into the system;
• Maintain reliability over the long-term, and improve it for our rural customers; and,
• Position NWE to adopt Smart Grid, by accomplishing those tasks that are necessary, whether or not Smart Grid is eventually deployed on a wide scale, and regardless of what form of Smart Grid is eventually deployed.
For the natural gas distribution system, the Program's goals are:
• Embrace the industry's new performance-driven model Natural Gas Distribution
Integrity Management Program (DIMP);
• Employ state-of-the-art analytical capabilities to proactively manage safety; and,
• Improve leak rate performance.
NorthWestern, Delivering
quality at a great value —
yesterday, today and
tomorrow…
As a NorthWestern Energy
customer, you expect and deserve
top quality at a reasonable cost - in
other words, great value. We agree.
NorthWestern Energy has one of
the safest and most reliable electric
and natural gas distribution systems
in the country, and we want to keep
it that way. That’s why we created a
multi-year project to aggressively
replace aging infrastructure and to
prepare our network to support the
next generation of new technology.